SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) April 10, 2003
                                                 --------------




                             LINENS 'N THINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)



       Delaware                     1-12381                  22-3463939
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(State or Other Jurisdiction      (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)




6 Brighton Road, Clifton, New Jersey                  07015
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(Address of Principal Executive Offices)            (Zip Code)




Registrant's telephone number, including area code (973) 778-1300
                                                   ----------------------------



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit No.     Description
         ----------      -----------
         99.1            Press Release of Linens 'n Things, Inc.,
                         dated April 10, 2003.

Items 9 and 12.

Attached and incorporated herein by reference and being furnished hereby as
Exhibit 99.1 is a copy of a press release of Linens 'n Things, Inc. (the "Company") dated April 10, 2003, reporting certain information regarding the Company's sales and earnings outlook for the first quarter of 2003.

The foregoing discussion of our results and our current outlook of expected results includes and, where so indicated, excludes, the impact of a one-time charge. In discussing our historical and expected results, the Company believes it is useful, for investors and management, to understand the impact on operating results (including on a comparative basis) of items which the Company believes are not normally part of its operations or are otherwise unusual events for the Company's ongoing operations. It supplements, and is not intended to represent, GAAP presentation.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LINENS 'N THINGS, INC.



Dated:   April 10, 2003        By: /s/ William T. Giles
                                   --------------------
                             Name: William T. Giles
                            Title: Senior Vice President,
                                   Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.      Description
----------       -----------
  99.1           Press Release of Linens 'n Things, Inc., dated April 10, 2003.



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